UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Health Sciences Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a brutal start to the year, health care stocks ended 2009 with solid gains. This turnaround was due to several factors, including a stabilizing global economy and improving investor sentiment. It now appears that the global economy and financial markets troughed in the first quarter of 2009, and the U.S. recession likely ended in the middle of the year. The Health Sciences Fund posted strong returns for the year, outperforming the S&P 500 Index and its Lipper peer group. Looking ahead, we remain optimistic about the long-term potential for health care stocks, but, after this year’s sharp rally, we have tempered our expectations for gains in 2010.

The Health Sciences Fund outperformed the S&P 500 Index and the Lipper Health/Biotechnology Funds Index for the year ended December 31, 2009, as shown in the Performance Comparison table. In the last six months of the reporting period, your fund outperformed the Lipper benchmark but lagged the broad stock market as measured by the S&P 500 as more economically sensitive stocks generally led the market advance. Our one-year comparison with the Lipper peer group benefited from strong stock selection in the pharmaceuticals and services industries but gave up some ground in the biotech and life sciences segments. We appreciate your continued confidence in our efforts to manage your investment in these turbulent times.

The Health Sciences Fund has delivered consistently strong longer-term performance compared with the Lipper universe of health/biotechnology funds. Lipper ranked the fund in the top 10% of its health/biotechnology funds universe for the five-year period ended December 31, 2009, and in the best quintile over the past one and three years. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 18 out of 111, 18 out of 103, 8 out of 86, and 9 out of 40 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2009, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The market’s recovery reflected a turnaround in economic conditions following the steepest recession since World War II, although the rebound in real economic indicators was nowhere near as decisive. Home sales, prices, and construction began to increase, and the manufacturing sector expanded thanks in part to healthy export growth, particularly to emerging markets. The job market remained weak, but the pace of job losses slowed substantially as the year ended. Consumers became a bit more optimistic according to sentiment gauges, and retail spending held up better than expected.

Massive monetary and fiscal stimulus was key to the recovery. Government intervention was felt in nearly every industry but was particularly important in the banking system. The Troubled Asset Relief Program injected enormous amounts of capital into the banking system, but because of so-called stress tests, not all banks received this help. By the fall, many of the largest banks were able to replace government capital injections with privately raised funds. Although bank loans remained difficult to obtain for many individuals and small businesses, most larger companies were able to issue new debt or equity, which helped keep the bankruptcy rate lower than many feared.

All 10 S&P 500 sectors posted positive returns in 2009, representing a complete turnaround from 2008 when all sectors were negative. Sectors perceived as most growth oriented and risky generally performed best, while those viewed as safer did not perform as well. The information technology sector led the advance, rising nearly 62% for the year, followed by the materials sector at 49% and consumer discretionary at 41%. The less-cyclical telecommunication services and utilities sectors posted the weakest returns at roughly 9% and 12%, respectively. The health care components in the S&P 500 returned approximately 20% for the year, somewhat less than the broad market’s gain.

The significant reform plans—in health care and certain other areas—that Congress and President Obama are pursuing along with the huge stimulus spending already undertaken are contributing to large current and projected budget deficits. The resultant weakness in the U.S. dollar has begun to stoke inflation fears and has probably contributed to the rise in commodity prices. Additionally, longer-term interest rates have climbed moderately, which will make servicing public and private debt more expensive and could impair an economic recovery.

The Lipper Health/Biotechnology Funds Index outperformed the S&P 500 Index in the first six months of the year but lagged in the second half. The best-performing segments in the Lipper index over the last six months were services (26.7%) and pharmaceuticals (21.6%). However, biotechnology stocks, which represent almost 28% of the benchmark and nearly one-third of your portfolio, posted a relatively small (11.6%) gain. As we’ve written in previous shareholder reports, we believe stock selection will have far more bearing on our performance than sector allocation decisions.

STRATEGY REVIEW

The portfolio’s large allocation to the biotechnology and pharmaceuticals segments stems from our belief that the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a broad base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect a company’s revenues and earnings. We are especially focused on those companies with new and important medicines or treatments for unmet medical needs. Although this strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news, we manage this risk in part by owning a diversified basket of stocks and controlling our position sizes.

PORTFOLIO REVIEW

Over the last 12 months, health care stocks have been somewhat out of favor, as investors gravitated toward companies that can benefit from a rapidly improving economy. Additionally, uncertainty relating to health care reform has weighed on the sector. The portfolio’s best contributors for the year were Medco Health Solutions, Alexion Pharmaceuticals, and Human Genome Sciences. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

At the end of the reporting period, Medco was among the portfolio’s five largest holdings and the largest position in the services segment. The company provides pharmacy services to approximately 60 million Americans through several divisions. Medco manages and dispenses medicine through its mail-order business and a network of retail pharmacies; its specialty pharmacy group serves patients with chronic and complex diseases; and the Liberty Medical segment sells diabetes testing supplies and related equipment. Medco also manages health plans and promotes efficiencies to public employers, private industry (mostly Fortune 500 companies), unions, and government entities. The company also strives to provide high-quality care and lower total health care costs for individuals in the Medicare Part D Prescription Drug Plan.

Medco recently reported stellar quarterly earnings and impressive revenue growth. Not only is the company posting excellent gross profit margin expansion, it is paying down its debt and repurchasing shares. We think the company will report earnings growth in the 20% range for 2010 and 2011. Although the shares gained more than 50% from the March 2009 low and are no longer cheap on a valuation basis, we think the combination of robust earnings growth, minimal incremental investment needs, and ability to generate strong free cash flow is compelling. Medco is a core large-cap holding because we have high confidence in the company’s double-digit growth projections and believe that the company is unlikely to be hurt by concerns surrounding health care reform. Express Scripts, McKesson, and Catalyst Health Solutions are similarly well positioned in the services segment and were among our best contributors for the year.

The portfolio’s second-largest holding, Alexion Pharmaceuticals, was also its second-best contributor in 2009. This mid-cap biotech company develops drugs for patients with life-threatening diseases and other serious medical conditions. Unlike Medco, there are more risks in owning Alexion and, accordingly, larger potential for appreciation. The company only has one very expensive commercial product (Soliris), and there are relatively few patients for the drug. Soliris was launched in 2007 for the treatment of PNH, a rare blood-borne genetic disease. The company generated $102 million in sales in its latest quarter, and estimates point to $110 million in the yet-to-be-reported fourth quarter. We think that the company can generate $1 billion of annual sales in the next three or four years.

We like the prospects for Alexion because it enjoys a monopoly position. Soliris has a long patent life, and the drug requires modest commercial expenses to sell. Because of these characteristics, we think that Alexion can maintain its premium valuation. Additionally, we believe that there is a good probability that Soliris will be approved for new applications, adding to revenue in late 2011 and doubling the product’s long-term commercial potential.

The portfolio’s third-best performer in 2009, Human Genome Sciences, traded for less than $2 per share at the start of 2009 and was more than $30 per share at the close of the reporting period. The stock was on the brink of collapse until mid-July, when it was saved by positive Phase III trial results for the lupus drug, Benlysta. Benlysta is a novel drug for a serious unmet medical need. If further Phase III trials are positive, we think the drug could sail through the FDA approval process. We believe that physicians likely will reserve initial use for the most advanced lupus patients, but once they get experience with the drug and feel comfortable with its safety profile, they are likely to prescribe it more freely. Additionally, because there are limited therapeutic options for lupus and the patient population has been underserved for many decades, reimbursement should not be a problem.

If all goes as expected, the company will launch Benlysta for commercial use in late 2010 or early 2011. We think the drug ultimately could generate peak worldwide sales of about $3 billion. If our estimates are correct, Human Genome Sciences should be profitable in 2012. This is certainly an even higher risk/higher reward opportunity than Alexion.

The portfolio’s largest position, Gilead Sciences, was also our largest detractor. The company is dominant in its core therapeutics business and continues to generate strong sales and earnings growth, particularly with its suite of drugs for the treatment of HIV. Gilead and pharmaceutical giant Bristol-Myers Squibb partnered to produce and market Atripla, a once-a-day pill that combines two of Gilead’s HIV medicines and one of Bristol-Myers’. The drug continues to generate robust sales. We remain impressed and confident in Gilead’s management team and its history of good execution in all aspects of its business. Over the past six months, we eliminated our position in Bristol-Myers. We used the proceeds to add to our stake in Pfizer and added new positions in Medicis Pharmaceutical and Warner Chilcott.

Our second-largest detractor for the year was Medicines Company. The company suffered a significant share price decline as efforts to successfully develop an innovative cardiovascular medicine were not realized. Despite the near-term disappointment, we remain optimistic on the firm’s longer-term performance.

Cephalon, another major biotechnology holding, recorded good results in the last six months, but in aggregate it was the portfolio’s third-largest detractor for the year after posting steep losses in the first half. We have a large position in this mid-cap biopharmaceutical company, which is involved in the discovery, development, and commercialization of drugs for the central nervous system. We intend to maintain our allocation because we think the company can generate attractive earnings growth for several years. We are willing to be patient as the company deploys its free cash flow and recently raised capital to rebuild its product pipeline with acquisitions.

While most of the portfolio’s investments are in U.S. common stocks, the fund can and will selectively invest in non-U.S. companies. Over the past six months, the portfolio’s holdings in overseas investments generated strong results. Additionally, the fund writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered calls can help reduce, but not eliminate, portfolio volatility. For the year, options income contributed positively to portfolio results.

OUTLOOK

The health care sector sold off early in the year, when concerns about the impact of health care reform began dominating the political scene. Although health care reform is creating a great deal of uncertainty, the sector has rallied as the probable outcome of reform becomes clearer. Though this is the most politically uncertain time we have seen for the health care industry in the past 15 years, it now appears that the option perceived to be the most detrimental, a universal plan, is off the table.

We may be entering a period of anemic economic recovery. Health care companies could do well in this type of environment because they can generate stable growth regardless of the overall economic conditions. With this backdrop, our strategy is to buy and hold high-conviction companies that are less likely to be affected by government reform initiatives. Because health care is a heavily regulated industry, we are wary of a dramatic change in Washington, especially relating to the industry’s reimbursement and regulatory oversight. Any significant shift in what a company can expect to receive when it brings a new medicine to the marketplace would be disruptive.

Regardless of the outcome from Washington, our approach to managing reform risk is to continually assess the probability of outcomes. When appropriate, we will accept additional risk when the risk/reward trade-off is favorable. First and foremost, we are bottom-up stock pickers, and every decision is based on a company’s individual merit. Despite the potential challenges and uncertainties, we think the sector holds tremendous opportunity. We have an aging population that demands the best in health care, and an explosion in scientific understanding should lead to better medicines. Much of the spending on health care is tied to Medicare, which should provide a stable source of funding. Additionally, the need for health care and medicines is not viewed as discretionary; like consumer staples, people will spend to maintain their health no matter what the stock market does. As long as society continues to desire new therapies to soften the impact of disease and government price controls are not imposed, health care should remain an area of significant growth for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 21, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/09

Best Contributors		Worst Contributors	
Human Genome Sciences	26¢	Gilead Sciences	-8¢
Medco Health Solutions	23	EnteroMedics**	-6
Incyte	22	Illumina	-5
Merck	20	Poniard Pharmaceuticals	-4
Intuitive Surgical	17	Health Net**	-3
Alexion Pharmaceuticals	17	Xenoport	-3
Express Scripts	15	Alkermes	-3
McKesson	14	Acorda Therapeutics	-2
Roche Holding-Genussscheine	13	St. Jude Medical	-2
Catalyst Health Solutions	13	Myriad Genetics	-2
Total	180¢	Total	-38¢

12 Months Ended 12/31/09

Best Contributors		Worst Contributors	
Medco Health Solutions	28¢	Gilead Sciences	-18¢
Alexion Pharmaceuticals	28	Medicines Company	-15
Human Genome Sciences	26	Cephalon	-10
Express Scripts	24	Cubist Pharmaceuticals	-4
Intuitive Surgical	23	Xenoport	-4
Incyte	20	Alkermes	-2
Wyeth**	18	Immucor	-2
Merck	18	Anadys Pharmaceuticals***	-1
Henry Schein	18	Genzyme	-1
Vertex Pharmaceuticals	18	Idenix Pharmaceuticals*	-1
Total	221¢	Total	-58¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 100.7%		
BIOTECHNOLOGY 31.6%		
Major Biotechnology 19.0%		
Achillion Pharmaceuticals (1)	181,454	564
Actelion (CHF)(1)	95,000	5,074
Alkermes (1)	1,540,000	14,491
Allos Therapeutics (1)	600,000	3,942
Amgen (1)(2)	710,000	40,165
Array BioPharma (1)	181,600	510
Biogen Idec (1)	85,000	4,548
Celgene (1)(2)	760,000	42,317
Cephalon (1)(2)	645,400	40,279
Dendreon (1)	200,000	5,256
Genzyme (1)(2)	51,900	2,544
Gilead Sciences (1)(2)	2,510,000	108,633
Human Genome Sciences (1)(2)	1,350,000	41,310
Lexicon Pharmaceuticals (1)	410,000	697
Medicines Company (1)(5)	2,700,000	22,518
Neurocrine Biosciences (1)	190,900	519
OSI Pharmaceuticals (1)	450,000	13,964
Seattle Genetics (1)	820,000	8,331
Seattle Genetics, Warrants, 12/31/11, Acquisition Date: 7/8/03 Acquisition Cost $0 (1)(3)	50,000	119
Vertex Pharmaceuticals (1)(2)	1,195,000	51,206
Zymogenetics (1)	300,000	1,917
		408,904
Other Biotechnology 12.6%		
Acorda Therapeutics (1)	300,000	7,566
Alexion Pharmaceutical (1)(2)	1,815,000	88,608
Alexza Pharmaceuticals (1)	515,000	1,236
Alexza Pharmaceuticals, Warrants, 10/5/16 Acquisition Date: 10/5/09, Acquisition Cost $24 (1)(3)	189,630	177
Amylin Pharmaceuticals (1)	5,300	75
BioCryst Pharmaceuticals (1)	350,000	2,261

Biodel (1)	200,000	868
BioMarin Pharmaceutical (1)	1,795,000	33,764
Biovitrium (SEK)(1)	827,000	3,225
Cardiome Pharma (1)	775,000	3,449
Cubist Pharmaceuticals (1)(2)	692,000	13,127
Exelixis (1)	1,370,000	10,097
Facet Biotech (1)	255,000	4,483
Favrille, Warrants, 3/6/11, Acquisition Date: 3/10/06 Acquisition Cost $16 (1)(3)	129,500	–
Genmab (DKK)(1)	40,000	633
Idenix Pharmaceuticals (1)	515,000	1,107
Incyte (1)	3,855,000	35,119
Infinity Pharmaceuticals (1)	385,000	2,379
InterMune (1)	26,000	339
Lonza Group (CHF)	30,000	2,104
Mannkind, Warrants, 8/5/10, Acquisition Date: 8/5/05 Acquisition Cost $3 (1)(3)	130,000	–
Metabolex, Warrants, 4/12/12, Acquisition Date: 4/11/07 Acquisition Cost $- (1)(3)	75,000	–
Micromet (1)	350,000	2,331
Momenta Pharmaceuticals (1)	300,000	3,783
Myriad Genetics (1)(2)	175,000	4,568
Newron Pharmaceuticals Spa (CHF)(1)	110,800	2,004
ONYX Pharmaceuticals (1)(2)	310,000	9,095
Optimer Pharmaceuticals (1)	152,180	1,717
Orexigen Therapeutics (1)	155,000	1,153
Pharmasset (1)	350,000	7,245
Poniard Pharmaceuticals (1)(4)	750,000	1,373
Poniard Pharmaceuticals, Warrants, 1/31/11 Acquisition Date: 2/3/06 and 7/1/08, Acquisition Cost $0 (1)(3)	70,797	–
Poniard Pharmaceuticals, Warrants, 4/11/26 Acquisition Date: 7/1/08, Acquisition Cost $0 (1)(3)	727,203	–
QuatRX Pharmaceuticals, Acquisition Date: 5/11/07 Acquisition Cost $4,000 (1)(3)	887,567	4,000
Regeneron Pharmaceuticals (1)	500,000	12,090

Rigel Pharmaceuticals (1)	280,000	2,663
Targacept (1)	50,000	1,046
Theravance (1)	600,000	7,842
Transition Therapeutics (1)	83,000	297
		271,824
Total Biotechnology		680,728

LIFE SCIENCES 4.4%

Life Sciences 4.4%

Covance (1)(2)	395,000	21,555
Dyadic International (1)	360,000	850
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost $0 (1)(3)	55,000	–
Illumina (1)(2)	782,200	23,974
Life Technologies (1)	180,000	9,401
Millipore (1)	103,000	7,452
Monsanto (2)	185,700	15,181
Symyx Technologies (1)	25,000	138
Thermo Fisher Scientific (1)	50,000	2,385
Waters Corporation (1)	240,000	14,870
Total Life Sciences		95,806

PHARMACEUTICALS 19.5%

European Major – Pharmaceuticals 0.4%

Bayer AG (EUR)	60,000	4,795
Hikma Pharmaceuticals (GBP)	550,000	4,503
		9,298

Major Pharmaceuticals 18.3%

A&D Pharma Holding, GDR (EUR)(1)	521,000	2,988
Alcon	300	49
Allergan (2)	540,000	34,025
Basilea Pharmaceutica (CHF)(1)	35,000	2,163

Cadence Pharmaceuticals (1)	885,000	8,558
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $14 (1)(3)	110,000	201
Chugai Pharmaceutical (JPY)	808,000	15,053
Daiichi Sankyo (JPY)	200,000	4,185
Elan, ADR (1)	2,283,600	14,889
Eli Lilly	4,300	154
Eurand (1)	223,240	2,880
Forest Laboratories (1)	1,000	32
GlaxoSmithKline Pharmaceuticals (INR)	50,000	1,714
Intercell (EUR)(1)	115,000	4,255
Ipsen (EUR)	150,000	8,332
King Pharmaceuticals (1)	325,000	3,988
Medicis Pharmaceutical, Class A	312,000	8,440
Merck (2)	1,875,000	68,512
Mylan (1)	370,000	6,819
Novartis, Regulation Shares (CHF)	100,000	5,448
Novo Nordisk (DKK)	110,000	7,038
Pfizer (2)	400,000	7,276
Roche Holding – Genusscheine (CHF)	320,000	54,437
Sawai Pharmaceutical (JPY)	150,000	8,558
Shire (GBP)(2)	350,000	6,845
Shire, ADR	415,000	24,361
Simcere Pharmaceutical, ADR (1)	360,000	3,326
Teva Pharmaceutical, ADR	1,025,000	57,585
Towa Pharmaceutical (JPY)	210,000	9,670
UCB (EUR)	180,799	7,571
Vectura (GBP)(1)	800,000	972
Warner Chilcott (1)	100,000	2,847
Xenoport (1)	625,000	11,600
		394,771
Specialty Pharmaceuticals 0.8%		
AMAG Pharmaceuticals (1)(2)	358,300	13,626

AVANIR Pharmaceuticals (1)	500,000	950
Pharmaxis (AUD)(1)	900,000	2,181
		16,757
Total Pharmaceuticals		420,826

PRODUCTS & DEVICES 18.3%

Implants 16.6%

AGA Medical Holdings (1)	500,000	7,385
ArthroCare (1)	520,000	12,324
Baxter International (2)	809,700	47,513
Boston Scientific (1)	1,030,000	9,270
C.R. Bard (2)	145,000	11,295
CareFusion (1)(2)	1,325,000	33,138
Covidien (2)	830,500	39,773
Dentsply International	260,000	9,144
Edwards Lifesciences (1)	235,000	20,410
Enteromedics, Warrants, 2/23/13, Acquisition Date: 2/23/09 Acquisition Cost $125 (1)(3)	1,000,000	–
HeartWare International (1)	150,000	5,321
Intuitive Surgical (1)(2)	86,000	26,086
Medtronic (2)	825,000	36,283
Micrus Endovascular (1)	545,000	8,180
Mindray Medical International, ADR (2)	120,300	4,081
Nobel Biocare (CHF)	315,000	10,542
Sonova Holding (CHF)	10,000	1,209
St. Jude Medical (1)(2)	665,000	24,459
Stereotaxis (1)	325,000	1,277
Stryker	450,000	22,666
Synthes Stratec (CHF)	70,000	9,168
Volcano (1)	125,000	2,173
Wright Medical Group (1)	830,900	15,746
Zimmer Holdings (1)(2)	25,700	1,519
		358,962

Other Products & Devices 1.7%		
Conceptus (1)(2)	1,130,000	21,199
IDEXX Laboratories (1)	77,000	4,115
Stericycle (1)(2)	195,000	10,758
		36,072
Total Products & Devices		395,034
SERVICES 26.9%		
Distribution 12.8%		
Cardinal Health	360,000	11,606
Catalyst Health Solutions (1)	775,000	28,264
CVS Caremark (2)	775,800	24,989
Drugstore.com (1)	1,100,000	3,399
Express Scripts (1)(2)	420,000	36,309
Henry Schein (1)(2)	872,600	45,899
McKesson (2)	400,000	25,000
Medco (1)(2)	930,000	59,436
Profarma Distribuidora (BRL)	925,000	8,731
Shoppers Drug Mart (CAD)	225,000	9,606
SXC Health Solutions (1)(2)	260,000	14,027
Walgreen	250,700	9,206
		276,472
Information 2.0%		
Allscripts Misys Healthcare Solution (1)	200,000	4,046
Cerner (1)(2)	112,000	9,233
Computer Programs & Systems	150,000	6,908
Eclipsys (1)	700,000	12,964
Nuance Communications (1)	675,000	10,489
		43,640
Other Services 0.7%		
Fleury (BRL)(1)	352,800	3,727

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 0.25% (5)(6)	625,000	625
Total Investments through Securities Lending Program with State Street Bank and Trust Company		625
Total Securities Lending Collateral (Cost $625)		625
Total Investments in Securities		
101.9% of Net Assets (Cost $1,785,765)		$ 2,197,931

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at December 31, 2009.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $13,430 and represents 0.6% of net assets.
(4) All or a portion of this security is on loan at December 31, 2009 – total value of such securities at period-end amounts to $572. See Note 4.
(5) Affiliated Companies
(6) Seven-day yield
ADR American Depository Receipts
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
GDR Global Depository Receipts
INR Indian Rupee
JPY Japanese Yen
SEK Swedish Krona
THB Thai Baht

OPTIONS WRITTEN (1.9)%

Abbott Laboratories, Put, 1/16/10 @ $50.00 (1)	(10,000)	(1)
Abbott Laboratories, Put, 1/16/10 @ $55.00 (1)	(15,000)	(25)
Abbott Laboratories, Put, 1/16/10 @ $60.00 (1)	(35,000)	(224)
Acorda Therapeutics, Put, 1/22/11 @ $25.00 (1)	(25,000)	(151)
Aetna, Call, 1/16/10 @ $35.00 (1)	(40,000)	(7)
Aetna, Put, 1/16/10 @ $35.00 (1)	(15,000)	(52)
Alcon, Put, 1/16/10 @ $170.00 (1)	(14,600)	(99)
Alexion Pharmaceutical, Call, 2/20/10 @ $50.00 (1)	(25,000)	(47)
Alexion Pharmaceutical, Put, 1/16/10 @ $32.50 (1)	(5,000)	—
Alexion Pharmaceutical, Put, 1/16/10 @ $40.00 (1)	(20,000)	(2)
Alexion Pharmaceutical, Put, 2/20/10 @ $40.00 (1)	(10,000)	(3)
Alexion Pharmaceutical, Put, 1/22/11 @ $45.00 (1)	(10,000)	(50)
Alexion Pharmaceutical, Put, 2/20/10 @ $50.00 (1)	(10,000)	(31)
Allergan, Call, 1/16/10 @ $60.00 (1)	(50,000)	(170)
Allergan, Put, 1/16/10 @ $60.00 (1)	(25,000)	(9)
Allergan, Put, 1/22/11 @ $60.00 (1)	(50,000)	(285)
Allos Therapeutics, Put, 1/16/10 @ $7.50 (1)	(25,000)	(26)
Allscripts Misys Healthcare Solution Put 3/20/10 @ $25.00 (1)	(100,000)	(495)
Allscripts Misys Healthcare Solution Put 3/20/10 @ $27.50 (1)	(50,000)	(363)
AMAG Pharmaceuticals, Call, 1/16/10 @ $70.00 (1)	(5,000)	—
AMAG Pharmaceuticals, Put, 2/20/10 @ $45.00 (1)	(15,000)	(113)
AMAG Pharmaceuticals, Put, 1/22/11 @ $45.00 (1)	(35,000)	(390)
AMAG Pharmaceuticals, Put, 1/22/11 @ $50.00 (1)	(15,000)	(218)
AMAG Pharmaceuticals, Put, 1/16/10 @ $65.00 (1)	(3,200)	(87)
AMERIGROUP, Call, 3/20/10 @ $25.00 (1)	(150,000)	(431)
AMERIGROUP, Call, 6/19/10 @ $30.00 (1)	(50,000)	(75)

Amgen, Call, 1/16/10 @ $60.00 (1)	(50,000)	(11)
Amgen, Call, 1/16/10 @ $62.50 (1)	(75,000)	(4)
Amgen, Put, 1/16/10 @ $60.00 (1)	(50,000)	(181)
Amylin Pharmaceuticals, Put, 1/16/10 @ $15.00 (1)	(50,000)	(55)
Amylin Pharmaceuticals, Put, 1/22/11 @ $15.00 (1)	(50,000)	(203)
Amylin Pharmaceuticals, Put, 1/16/10 @ $20.00 (1)	(30,000)	(174)
Amylin Pharmaceuticals, Put, 1/22/11 @ $20.00 (1)	(25,000)	(186)
Amylin Pharmaceuticals, Put, 1/16/10 @ $25.00 (1)	(24,700)	(267)
Baxter International, Call, 1/16/10 @ $55.00 (1)	(50,000)	(190)
Baxter International, Call, 5/22/10 @ $62.50 (1)	(50,000)	(89)
Baxter International, Put, 1/16/10 @ $55.00 (1)	(10,000)	(1)
Baxter International, Put, 1/16/10 @ $70.00 (1)	(18,100)	(205)
Baxter International, Put, 1/16/10 @ $75.00 (1)	(7,200)	(118)
Beckman Coulter, Put, 2/20/10 @ $70.00 (1)	(15,000)	(82)
Becton, Dickinson & Company, Put, 3/20/10 @ $70.00 (1)	(20,000)	(13)
BioCryst Pharmaceuticals, Put, 1/22/11 @ $12.50 (1)	(40,000)	(286)
Biogen Idec, Put, 1/22/11 @ $50.00 (1)	(25,000)	(115)
Biogen Idec, Put, 1/22/11 @ $55.00 (1)	(25,000)	(173)
Boston Scientific, Put, 1/16/10 @ $12.50 (1)	(64,000)	(224)
Boston Scientific, Put, 1/22/11 @ $12.50 (1)	(100,000)	(385)
Bristol-Myers Squibb, Put, 1/16/10 @ $25.00 (1)	(65,000)	(24)
C.R. Bard, Call, 1/16/10 @ $90.00 (1)	(6,400)	—
C.R. Bard, Put, 1/16/10 @ $70.00 (1)	(10,000)	(1)
C.R. Bard, Put, 1/16/10 @ $75.00 (1)	(10,000)	(4)
C.R. Bard, Put, 1/16/10 @ $80.00 (1)	(25,000)	(63)
Cardinal Health, Put, 1/22/11 @ $40.00 (1)	(30,000)	(270)
Cardinal Health, Put, 1/16/10 @ $45.00 (1)	(25,000)	(24)
CareFusion, Call, 6/19/10 @ $27.50 (1)	(75,000)	(99)
Catalyst Health Solutions, Put, 3/20/10 @ $30.00 (1)	(30,000)	(9)

Celgene, Call, 1/16/10 @ $60.00 (1)	(75,000)	(15)
Celgene, Put, 1/16/10 @ $50.00 (1)	(20,000)	(3)
Celgene, Put, 1/16/10 @ $55.00 (1)	(5,000)	(5)
Celgene, Put, 1/22/11 @ $55.00 (1)	(5,000)	(37)
Celgene, Put, 1/16/10 @ $60.00 (1)	(5,000)	(22)
Celgene, Put, 1/22/11 @ $60.00 (1)	(25,000)	(255)
Cephalon, Call, 1/16/10 @ $90.00 (1)	(2,500)	—
Cephalon, Put, 1/22/11 @ $55.00 (1)	(10,000)	(45)
Cephalon, Put, 1/16/10 @ $60.00 (1)	(30,000)	(31)
Cephalon, Put, 5/22/10 @ $65.00 (1)	(20,000)	(135)
Cephalon, Put, 1/22/11 @ $65.00 (1)	(10,000)	(91)
Cephalon, Put, 1/16/10 @ $90.00 (1)	(1,200)	(33)
Cerner, Call, 1/16/10 @ $70.00 (1)	(9,000)	(113)
Cerner, Call, 3/20/10 @ $90.00 (1)	(50,000)	(100)
Cerner, Put, 1/16/10 @ $60.00 (1)	(10,000)	—
Cerner, Put, 1/16/10 @ $65.00 (1)	(10,000)	—
Cerner, Put, 1/16/10 @ $70.00 (1)	(10,000)	(1)
Cerner, Put, 3/20/10 @ $70.00 (1)	(15,000)	(17)
Cerner, Put, 3/20/10 @ $75.00 (1)	(50,000)	(107)
Cerner, Put, 1/22/11 @ $75.00 (1)	(75,000)	(596)
Cerner, Put, 3/20/10 @ $80.00 (1)	(50,000)	(193)
Cerner, Put, 1/22/11 @ $80.00 (1)	(50,000)	(508)
Charles River Laboratories, Put, 2/20/10 @ $40.00 (1)	(3,400)	(21)
CIGNA, Call, 1/16/10 @ $30.00 (1)	(30,000)	(164)
CIGNA, Call, 1/16/10 @ $32.00 (1)	(75,000)	(270)
CIGNA, Put, 1/16/10 @ $32.00 (1)	(25,000)	(7)
CIGNA, Put, 1/16/10 @ $35.00 (1)	(10,000)	(11)
Community Health System, Call, 1/16/10 @ $40.00 (1)	(100,000)	(15)
Community Health System, Call, 6/19/10 @ $45.00 (1)	(2,000)	(2)

Computer Programs & Systems, Put, 3/20/10 @ $45.00 (1)	(30,000)	(94)
Conceptus, Call, 8/21/10 @ $22.50 (1)	(100,000)	(138)
Covance, Call, 1/16/10 @ $50.00 (1)	(25,000)	(118)
Covance, Call, 2/20/10 @ $55.00 (1)	(75,000)	(169)
Covance, Call, 1/16/10 @ $60.00 (1)	(25,000)	(1)
Covance, Put, 2/20/10 @ $55.00 (1)	(25,000)	(66)
Covidien, Call, 1/16/10 @ $45.00 (1)	(50,000)	(158)
Covidien, Call, 4/17/10 @ $50.00 (1)	(25,000)	(36)
Covidien, Call, 7/17/10 @ $55.00 (1)	(25,000)	(25)
Covidien, Put, 1/16/10 @ $45.00 (1)	(50,000)	(10)
Covidien, Put, 1/16/10 @ $50.00 (1)	(45,000)	(100)
Covidien, Put, 4/17/10 @ $50.00 (1)	(40,000)	(150)
Covidien, Put, 1/16/10 @ $55.00 (1)	(4,500)	(32)
Cubist Pharmaceuticals, Call, 2/20/10 @ $25.00 (1)	(22,500)	(1)
Cubist Pharmaceuticals, Put, 1/22/11 @ $17.50 (1)	(50,000)	(120)
CVS Caremark, Call, 1/16/10 @ $35.00 (1)	(100,000)	(7)
CVS Caremark, Call, 5/22/10 @ $35.00 (1)	(75,000)	(86)
CVS Caremark, Put, 1/16/10 @ $30.00 (1)	(60,000)	(7)
CVS Caremark, Put, 1/22/11 @ $30.00 (1)	(10,000)	(30)
CVS Caremark, Put, 1/16/10 @ $35.00 (1)	(24,200)	(69)
CVS Caremark, Put, 5/22/10 @ $35.00 (1)	(30,000)	(122)
CVS Caremark, Put, 1/22/11 @ $35.00 (1)	(10,000)	(55)
CVS Caremark, Put, 1/22/11 @ $40.00 (1)	(60,000)	(546)
DaVita, Call, 1/16/10 @ $60.00 (1)	(25,000)	(12)
DaVita, Call, 4/17/10 @ $65.00 (1)	(50,000)	(40)
DaVita, Put, 1/16/10 @ $50.00 (1)	(10,000)	(1)
DaVita, Put, 1/16/10 @ $55.00 (1)	(10,000)	(1)
DaVita, Put, 1/16/10 @ $60.00 (1)	(7,900)	(13)
DaVita, Put, 4/17/10 @ $60.00 (1)	(25,000)	(92)

DaVita, Put, 4/17/10 @ $65.00 (1)	(5,000)	(35)
DaVita, Put, 7/17/10 @ $65.00 (1)	(45,000)	(356)
Dendreon, Put, 1/22/11 @ $25.00 (1)	(30,000)	(235)
Dendreon, Put, 1/22/11 @ $30.00 (1)	(10,000)	(107)
Dentsply International, Put, 1/16/10 @ $30.00 (1)	(5,000)	–
Edwards Lifesciences, Put, 1/16/10 @ $55.00 (1)	(5,000)	–
Edwards Lifesciences, Put, 1/16/10 @ $65.00 (1)	(5,000)	–
Edwards Lifesciences, Put, 2/20/10 @ $65.00 (1)	(5,000)	–
Edwards Lifesciences, Put, 5/22/10 @ $90.00 (1)	(14,000)	(99)
Elan, Put, 1/16/10 @ $20.00 (1)	(15,500)	(209)
Elan, Put, 1/16/10 @ $25.00 (1)	(15,500)	(287)
Eli Lilly, Put, 1/16/10 @ $40.00 (1)	(25,700)	(111)
Eli Lilly, Put, 1/22/11 @ $40.00 (1)	(75,000)	(551)
Express Scripts, Call, 1/16/10 @ $70.00 (1)	(40,000)	(662)
Express Scripts, Call, 1/16/10 @ $75.00 (1)	(50,000)	(580)
Express Scripts, Call, 5/22/10 @ $100.00 (1)	(40,000)	(81)
Express Scripts, Put, 1/16/10 @ $65.00 (1)	(10,000)	(1)
Express Scripts, Put, 1/16/10 @ $70.00 (1)	(40,000)	(2)
Express Scripts, Put, 1/16/10 @ $75.00 (1)	(30,000)	(4)
Express Scripts, Put, 1/16/10 @ $80.00 (1)	(50,000)	(17)
Express Scripts, Put, 1/22/11 @ $80.00 (1)	(25,000)	(201)
Express Scripts, Put, 1/22/11 @ $85.00 (1)	(10,000)	(102)
Forest Laboratories, Put, 1/16/10 @ $40.00 (1)	(2,700)	(21)
Forest Laboratories, Put, 2/20/10 @ $35.00 (1)	(250,000)	(775)
Genzyme, Call, 4/17/10 @ $60.00 (1)	(25,000)	(11)
Genzyme, Put, 1/16/10 @ $75.00 (1)	(4,000)	(104)
Gilead Sciences, Call, 2/20/10 @ $50.00 (1)	(75,000)	(15)
Gilead Sciences, Call, 2/20/10 @ $55.00 (1)	(75,000)	(2)
Gilead Sciences, Call, 5/22/10 @ $50.00 (1)	(100,000)	(85)

Gilead Sciences, Call, 5/22/10 @ $55.00 (1)	(150,000)	(41)
Gilead Sciences, Call, 1/22/11 @ $55.00 (1)	(100,000)	(135)
Gilead Sciences, Call, 1/22/11 @ $60.00 (1)	(200,000)	(135)
Gilead Sciences, Call, 1/22/11 @ $65.00 (1)	(200,000)	(65)
Gilead Sciences, Put, 1/16/10 @ $45.00 (1)	(10,000)	(20)
Gilead Sciences, Put, 2/20/10 @ $45.00 (1)	(5,000)	(14)
Gilead Sciences, Put, 5/22/10 @ $45.00 (1)	(10,000)	(40)
Gilead Sciences, Put, 1/22/11 @ $45.00 (1)	(15,000)	(88)
Henry Schein, Call, 1/16/10 @ $60.00 (1)	(22,500)	(1)
Henry Schein, Put, 1/16/10 @ $35.00 (1)	(3,400)	–
Henry Schein, Put, 1/16/10 @ $45.00 (1)	(5,000)	–
Henry Schein, Put, 1/16/10 @ $60.00 (1)	(2,400)	(18)
Human Genome Sciences, Call, 1/16/10 @ $20.00 (1)	(30,000)	(319)
Human Genome Sciences, Call, 1/16/10 @ $30.00 (1)	(25,000)	(35)
Human Genome Sciences, Call, 4/17/10 @ $35.00 (1)	(75,000)	(153)
Human Genome Sciences, Put, 1/16/10 @ $20.00 (1)	(25,000)	(1)
Human Genome Sciences, Put, 1/22/11 @ $20.00 (1)	(50,000)	(119)
Humana, Call, 1/16/10 @ $40.00 (1)	(50,000)	(205)
Humana, Call, 2/20/10 @ $45.00 (1)	(75,000)	(141)
Humana, Call, 5/22/10 @ $45.00 (1)	(100,000)	(375)
Humana, Call, 5/22/10 @ $50.00 (1)	(50,000)	(95)
Idexx Laboratories, Put, 4/17/10 @ $50.00 (1)	(25,000)	(49)
Illumina, Call, 1/16/10 @ $40.00 (1)	(149,900)	(4)
Illumina, Put, 1/16/10 @ $45.00 (1)	(4,600)	(66)
Illumina, Put, 1/22/11 @ $35.00 (1)	(50,000)	(383)
Immucor, Put, 1/16/10 @ $12.50 (1)	(50,000)	(1)
Intuitive Surgical, Call, 1/16/10 @ $200.00 (1)	(6,000)	(622)
Intuitive Surgical, Call, 1/16/10 @ $270.00 (1)	(25,000)	(861)
Intuitive Surgical, Put, 1/16/10 @ $200.00 (1)	(5,000)	–

Intuitive Surgical, Put, 1/16/10 @ $250.00 (1)	(15,000)	(2)
Intuitive Surgical, Put, 1/16/10 @ $270.00 (1)	(5,000)	(3)
Johnson & Johnson, Put, 1/16/10 @ $55.00 (1)	(15,000)	(1)
Johnson & Johnson, Put, 1/16/10 @ $60.00 (1)	(15,000)	(1)
Johnson & Johnson, Put, 1/22/11 @ $65.00 (1)	(100,000)	(600)
Johnson & Johnson, Put, 1/22/11 @ $70.00 (1)	(100,000)	(920)
King Pharmaceuticals, Put, 1/22/11 @ $15.00 (1)	(25,000)	(89)
Laboratory Corporation of America, Call, 1/16/10 @ $70.00 (1)	(25,000)	(123)
Laboratory Corporation of America, Put, 1/16/10 @ $55.00 (1)	(10,000)	–
Laboratory Corporation of America, Put, 1/16/10 @ $60.00 (1)	(30,000)	(1)
Laboratory Corporation of America, Put, 1/16/10 @ $65.00 (1)	(25,000)	(1)
Laboratory Corporation of America, Put, 1/16/10 @ $70.00 (1)	(25,000)	(2)
Life Technologies, Put, 1/16/10 @ $45.00 (1)	(35,000)	(1)
Life Technologies, Put, 5/22/10 @ $55.00 (1)	(30,000)	(159)
McKesson, Call, 1/16/10 @ $50.00 (1)	(9,900)	(124)
McKesson, Call, 1/16/10 @ $60.00 (1)	(50,000)	(144)
McKesson, Put, 1/16/10 @ $50.00 (1)	(25,000)	(1)
McKesson, Put, 1/16/10 @ $60.00 (1)	(25,000)	(9)
McKesson, Put, 2/20/10 @ $60.00 (1)	(15,000)	(21)
Medco, Call, 1/16/10 @ $60.00 (1)	(50,000)	(208)
Medco, Call, 4/17/10 @ $70.00 (1)	(25,000)	(32)
Medco, Put, 1/16/10 @ $55.00 (1)	(35,000)	(1)
Medco, Put, 1/16/10 @ $60.00 (1)	(25,000)	(6)
Medco, Put, 1/22/11 @ $60.00 (1)	(25,000)	(138)
Medicines Company, Put, 4/17/10 @ $10.00 (1)	(50,000)	(105)
Medicines Company, Put, 7/17/10 @ $10.00 (1)	(50,000)	(118)
Medtronic, Call, 1/16/10 @ $42.00 (1)	(100,000)	(215)
Medtronic, Call, 1/16/10 @ $45.00 (1)	(50,000)	(21)
Medtronic, Call, 1/22/11 @ $50.00 (1)	(75,000)	(195)

Medtronic, Put, 1/16/10 @ $35.00 (1)	(30,000)	(1)
Merck, Call, 4/17/10 @ $36.00 (1)	(25,000)	(57)
Merck, Put, 1/16/10 @ $32.50 (1)	(25,000)	(1)
Millipore, Put, 4/17/10 @ $75.00 (1)	(30,000)	(146)
Mindray Medical International, Call, 1/16/10 @ $30.00 (1)	(80,900)	(320)
Momenta Pharmaceuticals, Put, 1/22/11 @ $15.00 (1)	(12,500)	(79)
Monsanto, Call, 1/16/10 @ $90.00 (1)	(60,000)	(7)
Monsanto, Put, 1/16/10 @ $120.00 (1)	(15,000)	(572)
Monsanto, Put, 1/16/10 @ $140.00 (1)	(55,000)	(3,182)
Monsanto, Put, 4/17/10 @ $75.00 (1)	(10,000)	(26)
Mylan, Put, 1/16/10 @ $15.00 (1)	(10,000)	—
Myriad Genetics, Call, 1/16/10 @ $45.00 (1)	(50,000)	(2)
Myriad Genetics, Put, 1/16/10 @ $25.00 (1)	(5,000)	(1)
Myriad Genetics, Put, 1/16/10 @ $30.00 (1)	(9,800)	(39)
Nuance Communications, Put, 1/22/11 @ $20.00 (1)	(100,000)	(545)
ONYX Pharmaceuticals, Call, 1/16/10 @ $45.00 (1)	(30,000)	(1)
ONYX Pharmaceuticals, Put, 1/16/10 @ $30.00 (1)	(30,000)	(43)
ONYX Pharmaceuticals, Put, 1/22/11 @ $30.00 (1)	(60,000)	(336)
OSI Pharmaceuticals, Put, 1/22/11 @ $35.00 (1)	(20,000)	(127)
OSI Pharmaceuticals, Put, 1/22/11 @ $40.00 (1)	(10,000)	(99)
Pfizer, Call, 1/22/11 @ $20.00 (1)	(150,000)	(175)
Pfizer, Put, 1/16/10 @ $17.50 (1)	(205,000)	(32)
Pfizer, Put, 1/16/10 @ $50.00 (1)	(20,000)	(2)
Pfizer, Put, 1/22/11 @ $20.00 (1)	(400,000)	(1,410)
Pfizer, Put, 1/22/11 @ $22.50 (1)	(275,000)	(1,492)
Psychiatric Solutions, Call, 6/19/10 @ $25.00 (1)	(125,000)	(144)
Psychiatric Solutions, Put, 6/19/10 @ $20.00 (1)	(60,000)	(120)
Quest Diagnostics, Put, 1/22/11 @ $55.00 (1)	(25,000)	(86)
Regeneron Pharmaceuticals, Put, 5/22/10 @ $22.50 (1)	(50,000)	(104)

Savient Pharmaceuticals, Put, 1/22/11 @ $15.00 (1)	(100,000)	(553)
Shire, Call, 4/17/10 @ $60.00 (1)	(25,000)	(80)
St. Jude Medical, Call, 1/16/10 @ $40.00 (1)	(75,000)	(6)
St. Jude Medical, Call, 7/17/10 @ $45.00 (1)	(75,000)	(52)
St. Jude Medical, Call, 1/22/11 @ $45.00 (1)	(75,000)	(133)
St. Jude Medical, Put, 1/22/11 @ $35.00 (1)	(50,000)	(190)
Stericycle, Call, 5/22/10 @ $65.00 (1)	(6,200)	(2)
Stericycle, Put, 5/22/10 @ $50.00 (1)	(30,000)	(38)
Stryker, Put, 1/16/10 @ $70.00 (1)	(400)	(8)
Stryker, Put, 3/20/10 @ $45.00 (1)	(30,000)	(19)
Stryker, Put, 1/22/11 @ $50.00 (1)	(10,000)	(53)
SXC Health Solutions, Call, 7/17/10 @ $60.00 (1)	(25,000)	(105)
SXC Health Solutions, Put, 7/17/10 @ $60.00 (1)	(28,000)	(279)
Tenet Healthcare, Put, 2/20/10 @ $8.00 (1)	(51,800)	(135)
Thermo Fisher Scientific, Put, 3/20/10 @ $50.00 (1)	(5,000)	(17)
Thermo Fisher Scientific, Put, 6/19/10 @ $55.00 (1)	(10,000)	(82)
Valeant Pharmaceuticals, Put, 1/16/10 @ $20.00 (1)	(25,000)	(1)
Vertex Pharmaceuticals, Call, 4/17/10 @ $50.00 (1)	(100,000)	(168)
Vertex Pharmaceuticals, Put, 1/16/10 @ $35.00 (1)	(10,000)	(1)
Vertex Pharmaceuticals, Put, 1/16/10 @ $40.00 (1)	(10,000)	(3)
Vertex Pharmaceuticals, Put, 1/22/11 @ $40.00 (1)	(15,000)	(99)
Vertex Pharmaceuticals, Put, 1/22/11 @ $45.00 (1)	(25,000)	(228)
Walgreen, Put, 1/16/10 @ $40.00 (1)	(164,300)	(542)
Walgreen, Put, 1/22/11 @ $45.00 (1)	(150,000)	(1,455)
Walgreen, Put, 1/22/11 @ $50.00 (1)	(150,000)	(2,100)
Warner Chilcott, Put, 4/17/10 @ $25.00 (1)	(25,000)	(22)
WellPoint, Call, 1/16/10 @ $55.00 (1)	(25,000)	(95)
WellPoint, Call, 3/20/10 @ $55.00 (1)	(150,000)	(863)
WellPoint, Put, 1/16/10 @ $55.00 (1)	(5,000)	(3)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/09	Value 12/31/08
Medicines Company	$ 9,139	$ —	$ —	$ 22,518	$ *
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	79^	17,322	$ 12,020
Totals			$ 79	$ 39,840	$ 12,020

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 55,274
Dividend income	79
Interest income	—
Investment income	$ 79
Realized gain (loss) on securities	$ —
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/09
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $664)	$ 11,681
Securities lending	310
Total income	11,991
Expenses	
Investment management	12,095
Shareholder servicing	3,235
Prospectus and shareholder reports	233
Custody and accounting	326
Registration	62
Legal and audit	31
Directors	14
Miscellaneous	67
Total expenses	16,063
Net investment loss	(4,072)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(12,577)
Written options	18,822
Foreign currency transactions	(99)
Net realized gain	6,146
Change in net unrealized gain (loss)	
Securities	491,654
Written options	30,125
Other assets and liabilities denominated in foreign currencies	36
Change in net unrealized gain	521,815
Net realized and unrealized gain	527,961
INCREASE IN NET ASSETS FROM OPERATIONS	$ 523,889

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/09	12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (4,072)	$ (5,364)
Net realized gain (loss)	6,146	(69,670)
Change in net unrealized gain (loss)	521,815	(651,702)
Increase (decrease) in net assets from operations	523,889	(726,736)
Distributions to shareholders		
Net realized gain	–	(27,938)
Tax return of capital	–	(791)
Decrease in net assets from distributions	–	(28,729)
Capital share transactions*		
Shares sold	408,856	720,605
Distributions reinvested	–	27,356
Shares redeemed	(475,226)	(587,445)
Increase (decrease) in net assets from capital share transactions	(66,370)	160,516
Net Assets		
Increase (decrease) during period	457,519	(594,949)
Beginning of period	1,699,806	2,294,755
End of period	**$ 2,157,325**	**$ 1,699,806**
Undistributed net investment income	–	–
*Share information		
Shares sold	18,706	28,382
Distributions reinvested	–	1,512
Shares redeemed	(22,126)	(25,085)
Increase (decrease) in shares outstanding	(3,420)	4,809

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $72,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale price.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $2,167,000 for the year ended December 31, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended December 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of December 31, 2009, the fund held equity derivatives with a fair value of $40,429,000, included in Written options on the accompanying Statement of Assets and Liabilities. Additionally, during the year ended December 31, 2009, the fund recognized $17,497,000 of realized gain on Securities and Written Options and a $30,125,000 change in unrealized gain on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. Transactions in written options and related premiums received during the year ended December 31, 2009, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On December 31, 2009, the value of loaned securities was $572,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $622,651,000 and $665,853,000, respectively, for the year ended December 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008, were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $13,827,000 in fiscal 2016, and $37,897,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $163,000 for Price Associates; $1,684,000 for T. Rowe Price Services, Inc.; and $324,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2009, the fund was charged $36,000 for shareholder servicing costs related to the college savings plans, of which $24,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2009, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 8 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2009, the fund incurred $4,000 in interest expense related to outstanding borrowings on 21 days in the average amount of $5,110,000 and at an average annual rate of 1.19%. At December 31, 2009, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1995

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Health Sciences Fund
1995
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Health Sciences Fund	Principal Occupation(s)

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly cofounder and Chief
Operating Officer, Rivanna Pharmaceuticals
(to 2006); student, Darden Graduate School of
Business and University of Virginia (to 2004)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price International;
Vice President	formerly European Pharmaceuticals and
Biotech Analyst, Bear Stearns International Ltd.
(to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Andrew R. Hyman, M.D. (1968)	Vice President, T. Rowe Price International;
Vice President	formerly Principal, L. Capital Partners (to 2007);
Health Care Analyst, Columbus Circle Investors
(to 2005)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Graham M. McPhail (1975)	Employee, T. Rowe Price; formerly Analyst, The
Vice President	Boston Company Asset Management (to 2008);
Junior Portfolio Manager, J.L. Kaplan Associates
(to 2006)

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010